                             EarlyBirdCapital, Inc.
                                600 Third Avenue
                                   33rd Floor
                            New York, New York 10016


                                                    May 25, 2004



Arpeggio Acquisition Corporation
10 East 53rd Street
36th Floor
New York, New York 10022

Eric S. Rosenfeld
The Rosenfeld 1991 Children's Trust
Leonard B. Schlemm
Colin D. Watson
James G. Dinan
Jon Bauer
Arnaud Ajdler


Gentlemen:

         Reference is made to each of your respective letter agreements with EarlyBirdCapital, Inc. and Arpeggio Acquisition Corporation, dated April 14, 2004. The undersigned hereby waives its rights under Section 7 or Section 8 (as the case may be) of each of your letter agreements relating to your restrictions on being involved with future "Acquisition Funds." Except as indicated above, each of the letter agreements shall remain in full force and effect.



                                                        EARLYBIRDCAPITAL, INC.



                                                    By: /s/ Steven Levine
                                                        ------------------------
                                                        Name:  Steven Levine
                                                        Title: Managing Director